UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

Apollo Asset Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Series A Preferred Stock	AAM.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	AAM.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2022, Anthony M. Civale notified Apollo Asset Management, Inc. (the “Company”) of his decision to retire as chief operating officer, after 23 years at the Company, in order to focus upon family, health and philanthropy. His decision was not due to any disagreement with the Company’s management or Board of Directors. Mr. Civale will continue in the same role until June 30, 2022, beginning to transition his duties on April 1, 2022. He will transition to a non-executive officer role on July 1, 2022 and intends to cease his employment on January 6, 2023. Mr. Civale’s base salary at the rate of $100,000 per year will continue during his employment. Based on Mr. Civale’s having devoted his career to the Company and having played a pivotal role in the Company’s growth and success, he is being treated as a good leaver upon his retirement. In order to remain in good leaver status, Mr. Civale will be required to abide by certain principles, including but not limited to: (i) remaining employed beyond his required notice period, to assist in an orderly transition, (ii) fully transitioning his duties and abiding by all continuing obligations to Apollo, which includes obligations of non-solicitation and confidentiality, (iii) refraining from engaging in competitive activity, Bad Acts, or Cause conduct, and (iv) remaining available to provide limited ad hoc advisory services on an as-needed basis. Mr. Civale will be able to continue to retain the majority of his equity awards and carry points through the good leaver period. Mr. Civale entered into a retirement agreement with a subsidiary of the Company on February 3, 2022, reflecting the foregoing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET MANAGEMENT, INC.

Date: February 4, 2022	By:	/s/ Christian A. Weideman
Name: Christian A. Weideman
Title: General Counsel

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